UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2017

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd.

Petaluma, CA 94954

(Address of principal executive offices)

(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition.

On November 9, 2017, Sonoma Pharmaceuticals, Inc. issued a press release announcing financial results for its fiscal quarter ended September 30, 2017. The full text of the press release is furnished as Exhibit 99.1. The information furnished therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Item 7.01       Regulation FD Disclosure.

Attached is a presentation to stockholders that we will use during our earnings call on November 9, 2017. The reconciliation of U.S. Generally Accepted Accounting Principles, or GAAP, to non-GAAP measures used in the presentation is below.

SONOMA PHARMACUTICALS, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(In thousands) and (Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2017	2016	2017	2016
(1) Loss from operations minus non-cash expenses (EBITDA):
GAAP loss from operations as reported	$(2,857)	$(2,986)	$(6,240)	$(6,495)
Non-cash adjustments:
Stock-based compensation	462	406	900	817
Depreciation and amortization	132	57	241	118
Non-GAAP loss from operations minus non-cash expenses (EBITDA)	$(2,263)	$(2,523)	$(5,099)	$(5,560)

(2) Net loss minus non-cash expenses:
GAAP net loss as reported	$(2,870)	$(1,949)	$(6,378)	$(4,517)
Non-cash adjustments:
Stock-based compensation	462	406	900	817
Depreciation and amortization	132	57	241	118
Gain due to change in fair value of derivative instruments	–	–	–	–
Non-GAAP net loss minus non-cash expenses	$(2,276)	$(1,486)	$(5,237)	$(3,582)

(3) Operating expenses minus non-cash expenses
GAAP operating expenses as reported	$4,705	$4,022	$9,850	$8,512
Non-cash adjustments:
Stock-based compensation	(413)	(340)	(807)	(683)
Depreciation and amortization	(55)	(8)	(97)	(16)
Non-GAAP operating expenses minus non-cash expenses	$4,237	$3,674	$8,946	$7,813

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	Three Months Ended June 30,
	2017	2016
(1) Loss from operations minus non-cash expenses (EBITDA):
GAAP loss from operations as reported	$(3,383)	$(3,509)
Non-cash adjustments:
Stock-based compensation	438	411
Depreciation and amortization	109	61
Non-GAAP loss from operations minus non-cash expenses (EBITDA)	$(2,836)	$(3,037)

(2) Net loss minus non-cash expenses:
GAAP net loss as reported	$(3,508)	$(2,568)
Non-cash adjustments:
Stock-based compensation	438	411
Depreciation and amortization	109	61
Non-GAAP net loss minus non-cash expenses	$(2,961)	$(2,096)

(3) Operating expenses minus non-cash expenses
GAAP operating expenses as reported	$5,145	$4,490
Non-cash adjustments:
Stock-based compensation	(394)	(343)
Depreciation and amortization	(42)	(8)
Non-GAAP operating expenses minus non-cash expenses	$4,709	$4,139

(1)	Loss from operations minus non-cash expenses (EBITDAS) is a non-GAAP financial measure. The Company defines operating loss minus non-cash expenses as GAAP reported operating loss minus operating depreciation and amortization, and operating stock-based compensation. The Company uses this measure for the purpose of modifying the operating loss to reflect direct cash related transactions during the measurement period.

(2)	Net loss minus non-cash expenses is a non-GAAP financial measure. The Company defines net loss minus non-cash expenses as GAAP reported net loss minus depreciation and amortization, stock-based compensation, and non-cash foreign exchange transaction losses. The Company uses this measure for the purpose of modifying the net loss to reflect only those expenses to reflect direct cash transactions during the measurement period.

(3)	Operating expenses minus non-cash expenses is a non-GAAP financial measure. The Company defines operating expenses minus non-cash expenses as GAAP reported operating expenses minus operating depreciation and amortization, and operating stock-based compensation. The Company uses this measure for the purpose of identifying total operating expenses involving cash transactions during the measurement period.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibits 99.1 and 99.2, we make no admission as to the materiality of any such information that we are furnishing.

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Except for historical information herein, matters set forth in this report are forward-looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about our commercial and technology progress and future financial performance. These forward-looking statements are identified by the use of words such as “generate,” “launching,” “continue,” “expects,” “believes,” and “intends,” among others. Forward-looking statements in this letter are subject to certain risks and uncertainties inherent in our business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, the available market for our products will not be as large as expected, our products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, we may not meet our future capital needs, and our ability to obtain additional funding, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, the uncertainties associated with effecting a spin-off of a separate public company, and the discretion of our Board of Directors to delay or cancel the spin-off prior to execution, and other risks detailed from time to time in our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended March 31, 2017. We disclaim any obligation to update these forward-looking statements, except as required by law.

Item 9.01        Financial Statements and Exhibits.

99.1	Press Release issued by Sonoma Pharmaceuticals, Inc., dated November 9, 2017.

99.2	Presentation used by Sonoma Pharmaceuticals, Inc. on November 9, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonoma Pharmaceuticals, Inc.
(Registrant)

Date: November 9, 2017	/s/ Jim Schutz
Name: Jim Schutz
Title: Chief Executive Officer

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